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                                                                       EXHIBIT 3
                                                                       ---------

                            JOINT FILING AGREEMENT
                            ----------------------


     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons names below agree to the joint filing on behalf of each of them a Statement on Schedule 13D, including amendments thereto, relating to the common stock, no par value per share, of BI Incorporated, and further agree that this Joint Filing Agreement be included as an exhibit to all such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this agreement as of the 18th day of August, 2000.


Dated:  August 18, 2000                    KBII Acquisition Company, Inc.

                                             By:/s/ Christopher Lacovara
                                                ----------------------------
                                                Name: Christopher Lacovara
                                                Title: Secretary


Dated:  August 18, 2000                    KBII Holdings, Inc.

                                             By:/s/ Christopher Lacovara
                                                ----------------------------
                                                Name: Christopher Lacovara
                                                Title: Secretary


Dated:  August 18, 2000                    KBII Acquisition Company, L.P.
                                             By: KBII Management, LLC,
                                                 its General Partner

                                             By:/s/ Christopher Lacovara
                                                ----------------------------
                                                Name: Christopher Lacovara
                                                Title: Secretary


Dated:  August 18, 2000                    /s/ James A. Kohlberg
                                           ---------------------------------
                                               James A. Kohlberg